NEWBRIDGE
BANCORP

2014 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 14, 2014

NASDAQ: NBBC

www.newbridgebank.com

FORWARD-LOOKING STATEMENTS

Information in this presentation may contain forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.

Forward-looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward-looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the SEC, including without limitation, Forms 10-K, 10-Q and 8-K.

NewBridge Bancorp undertakes no obligations to revise these statements following the date of this presentation.

NEWBRIDGE BANCORP



TRANSFORMATIONAL YEAR

- Pre-tax earnings (excluding merger-related expenses) approaching $20 million
  - Loan growth of 23% with organic growth of 12%
  - Continued credit quality improvement
- Capital re-positioned
  - Converted $56 million of equity raised in 2012 from preferred stock to common stock
  - Retired the warrant held by Treasury (TARP Capital Purchase Plan)
  - Redeemed $37 million of the TARP preferred stock
- Converted LPOs in Raleigh and Charlotte to full-service offices
- Closed and integrated Security Savings Bank (Brunswick County, 6 offices)
- Announced definitive merger agreement with CapStone Bank (Wake and Sampson Counties, 4 offices)

NEWBRIDGE BANCORP



NEWBRIDGE BANCORP

Vision: To be a high-performing community bank by:

- *understanding and exceeding client expectations*
- *supporting our communities*
- *providing above average shareholder returns*
- *living our Guiding Principles in all that we do*

Mission: To be the preferred financial partner for small and midsize businesses and retail clients by:

- *using a client-centric, consultative approach*
- *growing in markets providing above average results*
- *offering credit consistently while balancing risks and returns*
- *supporting our clients and employees*
- *employing professionals that live our Guiding Principles and are committed to being the best*

Our Guiding Principles

- *Always do your best*
- *Do what is right*
- *Treat others as you want to be treated*
- *Financial success begins with integrity*

NEWBRIDGE BANCORP

EXPANDED FOOTPRINT



Marion
Galax
Martinsville
Danville
South Hill
Henderson
Winston-Salem
Greensboro
Durham
Statesville
High Point
Cary
Raleigh
Hickory
Kannapolis
Salisbury
Sanford
Goldsboro
264
74
Gastonia
Charlotte
220
Fayetteville
Spartanburg
Monroe
Rockingham
40
Rock Hill
Laurinburg
Lumberton
Monarch
Kershaw
Whiteville
Greenwood
20
Florence
Columbia
Johnston
Lake City
Myrtle Beach
77

◆ NewBridge Bank

◆ CapStone Bank

◆ Security Savings Bank

NEWBRIDGE BANCORP

FINANCIAL HIGHLIGHTS



Improving Shareholder Value
Through Quality, Profitability & Growth

	1Q 2014	FY 2013	FY 2012[1]	FY 2011
Adjusted Pre-tax ROAA[2]	**1.08%**	**1.07%**	**0.68%**	**0.12%**
Operating Results				
Net interest income	$ 16,636	$ 63,176	$ 63,566	$ 67,126
Provision for loan losses	144	2,691	7,012	16,785
Net interest income after provision	16,492	60,485	56,554	50,341
Net noninterest expense	(11,052)	(41,466)	(44,905)	(46,239)
One time items	(89)	(1,464)	(39,500)	(2,026)
Income (loss) before taxes	**$ 5,351**	**$ 17,555**	**$ (27,851)**	**$ 2,076**
Net Income	3,451	20,771	(25,254)	4,678
Improved Loan Quality				
Nonperforming assets to total assets	**0.91%**	**1.16%**	**1.56%**	**4.11%**
[3]Core loan growth	**7.8%**	**12.0%**	**3.4%**	**-4.8%**


Adjusted Pre-Tax ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.20
0.00
FY11
FY12
FY13
1Q14

[1] Fiscal year 2012 included included one-time charges related to the disposal of problem assets.
[2] Adjusted to exclude one-time merger costs, security gains and disposal of problem assets under a plan.
[3] Core loan growth excludes purchased loans and disposal of problem loans under a plan.

NEWBRIDGE BANCORP

PROFITABILITY



Net Interest Income ($000) vs. Net Interest Margin (%)
NII
NIM
17,500
17,000
16,500
16,000
15,500
15,000
14,500
14,000
4.30
4.20
4.10
4.00
3.90
3.80
3.70
3.60
3.50
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14



Yield on Loans / Cost of Deposits (%)
6.00
5.00
4.00
3.00
2.00
1.00
0.00
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14
Yield on Loans
Cost of Deposits

- **Net interest margin (NIM) remains under pressure across the industry; NIM averaged 3.89% for 2013 compared to 4.06% in 2012**

- **Growth in loan oustandings drove net interest income higher, helping offset NIM declines**

- **Loan yields (new loans and re-priced renewals) continue to decline with increased competition and a changing mix in our loan portfolio**

- **Deposit rates are actively managed; total cost of deposits for Q1 2014 was 22 basis points**

NEWBRIDGE BANCORP

PROFITABILITY


Efficiency (excluding OREO and security gains)
100
90
80
70
60
50
40
30
20
10
0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Core ROAA vs. Net Interest Margin (%)
ROAA
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
NIM
4.30
4.20
4.10
4.00
3.90
3.80
3.70
3.60
3.50
Core ROAA
NIM
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- Efficiency continues to be a challenge, averaging 73% for the year 2013 (excluding merger costs)
- Addition of SSB and CapStone is expected to drive efficiency lower
- Initiatives such as recent Retail Banking realignment will enhance effectiveness and efficiency
- Core return on average assets remains strong despite increased margin pressures

NEWBRIDGE BANCORP

GROWTH



Loans Oustanding ($000)
1,550,000
1,450,000
1,350,000
1,250,000
1,150,000
1,050,000
950,000
850,000
750,000
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Classified Loans
Non-Classified Loans



Loan Production ($ million)
160
140
120
100
80
60
40
20
0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- Loans increased $261 million for the year, with $140 million of organic growth
- Organic growth of 12% for 2013 and 8% (annualized) for Q1 2014
- Loan production increased 36% year-over-year and averaged $95 million per quarter in 2013
- Q1 2014 production exceeded $140 million

NEWBRIDGE BANCORP

GROWTH



Non-Interest Income / Operating Revenue (%)
26.00
24.00
22.00
20.00
18.00
16.00
14.00
12.00
10.00
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14



Assets / FTE ($ million)
4.60
4.50
4.40
4.30
4.20
4.10
4.00
3.90
3.80
3.70
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- Non-interest income totaled $17.5 million (21% of operating revenue)
- Trust assets under management total $226 million (19% Y-Y growth)
- Mortgage environment continues to be challenging with diminished purchase loans and end of refinancing boom
- Assets per FTE employee improved throughout 2013 and will show further growth with integration of CapStone Bank

NEWBRIDGE BANCORP

QUALITY



Classified Assets ($000)
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Integration of Security Savings Bank
Performing classified assets
OREO
Nonperforming Loans
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14



Classified Asset Ratio (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Integration of Security Savings Bank
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- Non-performing loans declined 56% Y-Y and totaled $9.4 million at year end 2013
- Modest uptick in classified assets in Q4 2013 due to integration of SSB
- Non-performing assets to total assets at 0.91% at Q1 2014
- Classified Asset Ratio continues to improve and stands at 25% at Q1 2014

NEWBRIDGE BANCORP

QUALITY



Net Charge Offs / Average Loans (%)
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Asset Disposition Plan
Q3 2012
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14



Reserves / Non-Performing Loans (%)
250
200
150
100
50
0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- **Net-charge offs peaked in Q3 2012 as part of asset disposition plan**
- **Net-charge offs totaled 38 basis points for the year 2013**
- **Q1 2014 charge-offs of only 7 bps.**
- **Reserves to non-performing loans remain strong at close to 200%**

NEWBRIDGE BANCORP

CAPITAL RATIOS


Tier 1 Ratio (%)
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Risk Based Capital (%)
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Leverage Ratio (%)
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Tangible Common Equity / Tangible Assets (%)
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

NEWBRIDGE BANCORP

Well capitalized

CHANGING BANKING LANDSCAPE

- Regulatory burdens (Dodd-Frank Act, CFPB, Basel III) are being felt particularly by smaller banks ➔ scale matters
- Competition for organic loan growth is increasing ➔ banks looking for other lines of business and new geographies
- Many community banks chartered in early 2000's are faced with lack of earnings growth and depressed stock prices
- Consumer behavior requires banks to have robust technology with efficient retail office networks
- M & A activity continues to gain momentum

ALIGNING OUR COMPANY FOR THE FUTURE

- Goal to become the partner of choice for smaller community banks in NC, SC, and VA
- Transparency with regulators
- Continue to enhance technology
  - Enhanced mobile banking
  - Payment solutions
- Positioning our Sales & Service lines for maximum effectiveness
  - Alignment of Retail Banking and Client Acquisition Strategy
  - New sales leadership for Retail Banking and Business Banking
- Attract, Retain, Reward quality associates
  - Leadership Academy for Professional Development (LAPD)
  - Gold Bridge Society

NEWBRIDGE BANCORP

ALIGNING OUR COMPANY FOR THE FUTURE

Market	Poulation Actual	Proj. Growth	Growth Rank
Charlotte-Concord-Gastonia, NC-SC	2,302,347	7.08 %	5
Virginia Beach, VA	1,699,366	2.75	15
Piedmont Triad, NC	1,388,039	6.68	6
Richmond, VA	1,240,750	4.49	12
Raleigh-Cary, NC	1,196,126	10.56	1
Greenville, SC	850,047	5.13	10
Columbia, SC	795,307	5.66	9
Charleston, SC	694,855	9.20	3
Durham-Chapel Hill, NC	527,021	7.14	4
Asheville, NC	439,769	5.03	11
Myrtle Beach, SC	399,796	10.13	2
Fayetteville, NC	382,287	6.25	7
Hickory, NC	368,276	0.63	19
Spartanburg, SC	319,309	3.02	14
Roanoke, VA	312,235	1.93	18
Wilmington, NC	261,782	6.03	8
Lynchburg, VA	257,830	3.17	13
Blacksburg, VA	181,121	2.19	17
Sampson, NC	64,374	2.33	16



Lynchburg & Roanoke MSAs
Blacksburg MSA
Richmond MSA
Durham – Chapel Hill MSA
Piedmont Triad
Asheville & Hickory MSAs
Raleigh MSA
Charlotte MSA
Sampson County
Fayetteville MSA
Greenville & Spartanburg MSAs
Myrtle Beach & Wilmington MSAs
Columbia MSA
Charleston MSA

NEWBRIDGE BANCORP

STOCK PERFORMANCE



NewBridge Bancorp - Price Change (%)
NBBC (+722.34%)
SNL U.S. Bank $1B-$5B (+94.50%)
Price Change (%)
1,000
800
600
400
200
0
-200
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014

NEWBRIDGE BANCORP